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                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                         c/o Prudential Capital Group
                              Four Gateway Center
                              100 Mulberry Street
                           Newark, New Jersey 07102

                                 July 29, 1994


CROWN CRAFTS, INC.
1600 Riveredge Parkway
Suite 200
Atlanta, Georgia 30328

         Attention:  Mr. Robert E. Schnelle
                     Treasurer

Ladies and Gentlemen:

         This letter is to amend the Note Agreement between Crown Crafts, Inc. (the "Company") and The Prudential Insurance Company of America ("Prudential"), dated December 18, 1990, as previously amended, under which Prudential purchased the company's 9.22% promissory note due November 15, 1996, in the original principal amount of $15,000,000 (the "Note Agreement").

         Pursuant to paragraph 11C of the Note Agreement, Prudential and the Company hereby agree that effective as of March 29, 1992, paragraph 6C(2) of the Note Agreement is amended by increasing the dollar amount in clause (iv) thereof to "$30,000,000".

         The terms and conditions of the Note Agreement as amended hereby are and shall remain in full force and effect.

         If you agree with the foregoing, please sign the enclosed counterparts of this letter and return them to us, at which time this letter shall become a binding agreement between the Company and Prudential.

                                                   Very truly yours,


                                                   THE PRUDENTIAL INSURANCE
                                                   COMPANY OF AMERICA

                                                   By:  /s/ Jack Curb
                                                        -----------------------
                                                        Vice President

The foregoing is agreed to and
accepted as the date first above
written.

CROWN CRAFTS, INC.

By:  /s/ Robert E. Schnelle
     -----------------------------
     Robert E. Schnelle, Treasurer